                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                  Form 8-K/A#5


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  August 16, 1993



                                   AT&T Corp.


     A New York               Commission File          I.R.S. Employer
     Corporation                 No. 1-1105            No. 13-4924710


            32 Avenue of the Americas, New York, New York 10013-2412

                        Telephone Number (212) 387-5400

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993

Item 5.  Other Events.

     On August 16, 1993, AT&T Corp. ("AT&T") and McCaw Cellular Communications, Inc. ("McCaw") entered into a definitive merger agreement (the "Merger Agreement"). The Merger Agreement provides for the merger of McCaw and a subsidiary of AT&T (the "Merger"), as a result of which McCaw will become a wholly owned subsidiary of AT&T. (See Item 5. Other Information in Part II of the registrant's Form 10-Q for the period ended June 30, 1993.)

     AT&T has the following effective registration statements on Form S-3 for continuous offerings under Rule 415 of the Securities Act of 1933:

     (1) Shareowner Dividend Reinvestment and Stock Purchase Plan (R.S. No. 33-49093); and

     (2)  $2,600,000,000 Notes and Warrants (R.S. No. 33-49589)

     AT&T is filing the following information as required by Item 11(b)of Form S-3.

Item 7.  Financial Statements, Pro Forma Financial Information and
     Exhibits.

     (b)  Pro Forma Financial Information.

                                                                      Page

     (1)  Unaudited Pro Forma Combined Financial Statements            3

     (2)  Unaudited Pro Forma Combined Statement of Income for         4
          the Six Months Ended June 30, 1994

     (3)  Unaudited Pro Forma Combined Statement of Income for         5
          the Six Months Ended June 30, 1993

     (4)  Unaudited Pro Forma Combined Balance Sheet at June           6
          30, 1994

     (5)  Notes to Unaudited Pro Forma Combined Financial              8
          Statements

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993


                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



     The following Unaudited Pro Forma Combined Statements of Income and Balance Sheet give effect to the Merger on a pooling-of-interests basis of accounting. These Unaudited Pro Forma Combined Financial Statements have been prepared from the historical consolidated financial statements of AT&T and McCaw and should be read in conjunction therewith.

     This pro forma combined information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon consummation of the Merger.

     The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger as if it had occurred on June 30, 1994, combining the balance sheets of AT&T and McCaw at June 30, 1994. The Unaudited Pro Forma Combined Statements of Income give effect to the Merger as if it had occurred at the beginning of each of the periods presented, combining the results of AT&T and McCaw for the six month periods ended June 30, 1994 and 1993.

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                         Six Months Ended June 30, 1994
                (Dollars in Millions, Except Per Share Amounts)

                                          Historical        Pro Forma
                                         AT&T    McCaw Adjustments Combined
Sales and Revenues
Telecommunications services...........  $20,559   $1,065            $21,624
Sales of products and systems.........    9,049      -                9,049
Rentals and other services............    3,267      248              3,515
Financial services and leasing........    1,414      -                1,414
     Total revenues...................   34,289    1,313             35,602

Costs
Telecommunications services...........   12,473      393             12,866
Products and systems..................    5,539      -                5,539
Rentals and other services............    1,591      145              1,736
Financial services and leasing........      951      -                  951
     Total costs......................   20,554      538             21,092

Gross margin..........................   13,735      775             14,510

Operating Expenses
Selling, general and administrative
  expenses............................    8,592      581              9,173
Research and development expenses.....    1,461      -                1,461
     Total operating expenses.........   10,053      581             10,634

Operating income......................    3,682      194              3,876
Other income, net.....................      184       88                272
Interest expense......................      263      143                406

Income before income taxes and
  preferred stock dividend of a
  subsidiary..........................    3,603      139              3,742
Provision (benefit) for income taxes .    1,379      (24)             1,355
Provision for preferred stock
  dividend of a subsidiary............        -       34                 34

Net Income ...........................  $ 2,224   $  129            $ 2,353

Weighted average common shares
  outstanding.........................    1,361      209    (14)(3B)  1,556

Earnings per common share.............   $ 1.63                      $ 1.51

Dividends declared per common share...   $ 0.66                      $ 0.66

See accompanying notes to unaudited pro forma combined financial statements.

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                         Six Months Ended June 30, 1993
                (Dollars in Millions, Except Per Share Amounts)
                                           Historical       Pro Forma
                                          AT&T   McCaw Adjustments Combined
Sales and Revenues
Telecommunications services.........    $19,800  $  830            $20,630
Sales of products and systems.......      7,729     -                7,729
Rentals and other services..........      3,348     190              3,538
Financial services and leasing......      1,158     -                1,158
     Total revenues.................     32,035   1,020             33,055

Costs
Telecommunications services.........     12,370     377             12,747
Products and systems................      4,632     -                4,632
Rentals and other services..........      1,573      93              1,666
Financial services and leasing......        780     -                  780
     Total costs....................     19,355     470             19,825

Gross margin........................     12,680     550             13,230
Operating Expenses
Selling, general and administrative
  expenses..........................      8,258     403              8,661
Research and development expenses...      1,487     -                1,487
     Total operating expenses.......      9,745     403             10,148

Operating income....................      2,935     147              3,082
Other income, net...................        421     111                532
Interest expense....................        313     205                518
Income before income taxes,
  preferred stock dividend of a
  subsidiary and cumulative effects
  of accounting changes.............      3,043      53              3,096
Provision for income taxes .........      1,102      22              1,124
Provision for preferred stock
  dividend of a subsidiary..........          -      67                 67

Income (loss) before cumulative
  effects of accounting changes.....      1,941     (36)             1,905
Cumulative effects on prior years of
  changes in accounting for:
     Postretirement benefits, net...     (7,023)    -               (7,023)
     Postemployment benefits, net...     (1,128)    -               (1,128)
     Income taxes...................        383     -   $(1,840)(3C)(1,457)
Net Loss............................    $(5,827) $  (36)$(1,840)   $(7,703)
Weighted average common shares
  outstanding.......... ............      1,350     199     (10)(3B) 1,539
Per common share:
Income before cumulative effects of
  accounting changes................    $  1.44                    $  1.24
Cumulative effects of accounting
  changes...........................      (5.76)                     (6.24)
Net loss............................    $ (4.32)                   $ (5.00)
Dividends declared per common share.    $  0.66                    $  0.66

See accompanying notes to unaudited pro forma combined financial statements

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 June 30, 1994
                             (Dollars in millions)

                                    Historical           Pro Forma
                                   AT&T   McCaw     Adjustments Combined
ASSETS
Cash and temporary cash
  investments ................. $   967  $  165                  $ 1,132
Receivables, net of allowances
  Accounts receivable .........  12,118     376                   12,494
  Finance receivables .........  12,492       -                   12,492
Inventories ...................   3,972      48                    4,020
Deferred income taxes .........   2,230       -                    2,230
Other current assets ..........     975      84                    1,059
     Total current assets .....  32,754     673                   33,427

Property, plant and
  equipment, net ..............  19,133   1,871                   21,004
Licensing costs, net ..........       -   4,096                    4,096
Investments ...................   1,237   1,528      $(400)(3B)    2,365
Finance receivables ...........   4,099       -                    4,099
Prepaid pension costs .........   3,893       -                    3,893
Other assets, net .............   3,159     937        (39)(3C)    4,057

TOTAL ASSETS .................. $64,275  $9,105      $(439)      $72,941

LIABILITIES and
  DEFERRED CREDITS
Accounts payable .............. $ 5,353  $   93                  $ 5,446
Payroll and benefit-related
  liabilities .................   3,431      60                    3,491
Postretirement and postemploy-
  ment benefit liabilities ....   1,188       -                    1,188
Debt maturing within one year .   9,213     188                    9,401
Dividends payable .............     449       -                      449
Other current liabilities .....   4,737     368                    5,105
     Total current liabilities.  24,371     709                   25,080

Long-term debt, including
  capital leases ..............   9,114   5,339                   14,453
Postretirement and postemploy-
  ment benefit liabilities.....   8,981       -                    8,981
Other liabilities .............   4,371      75                    4,446
Deferred income taxes .........     484   1,966                    2,450
Unamortized investment tax ....
  credits .....................     245       -                      245
Other deferred credits.........     432       -                      432
     Total liabilities and
       deferred credits .......  47,998   8,089                   56,087

Minority interests.............     618     445                    1,063

                                  (continued)

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 (continued)

                                 June 30, 1994
                             (Dollars in millions)


                                 Historical              Pro Forma
                                AT&T   McCaw       Adjustments  Combined
SHAREOWNERS' EQUITY
Common stock ...............  $ 1,360   $    2     $ 193 (3A)   $ 1,555
Additional paid-in capital .   12,413    3,348      (193)(3A)    15,168
                                                    (400)(3B)
Guaranteed ESOP
  obligation ...............     (331)       -                     (331)
Foreign currency translation
  adjustments ..............       50        -                       50
Retained earnings (deficit).    2,167   (2,779)      (39)(3C)      (651)
     Total shareowners'
       equity ..............   15,659      571      (439)        15,791

TOTAL LIABILITIES
  & SHAREOWNERS' EQUITY ....  $64,275   $9,105     $(439)       $72,941






See accompanying notes to unaudited pro forma combined financial statements.

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                (Dollars in millions, except per share amounts)

Note 1 - Historical Presentation

     Previously reported quarterly results for AT&T for 1993 were restated to reflect the adoption of Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits." In addition, the provisions for business restructuring have been reclassified to costs and operating expenses.

     Certain amounts reported in McCaw's historical financial statements have been reclassified to conform to the AT&T presentations in the accompanying Unaudited Pro Forma Combined Balance Sheet and Statements of Income. Such reclassifications are not material to the Unaudited Pro Forma Combined Financial Statements.

Note 2 - Exchange Ratio

     As defined in the Merger Agreement, the Exchange Ratio will be one AT&T Common Share for each share of McCaw Common Stock; provided, however, that (i) in the event the Closing Date Market Price of one AT&T Common Share (as such terms are defined in the Merger Agreement) is less than $53.00, the Exchange Ratio will be equal to $53.00 divided by the Closing Date Market Price of one AT&T Common Share, but in no event greater than
1.111 AT&T Common Shares, and (ii) in the event the Closing Date Market Price of one AT&T Common Share is greater than $71.73, the Exchange Ratio will be equal to $71.73 divided by the Closing Date Market Price of one AT&T Common Share, but in no event less than .909 of an AT&T Common Share. For purposes of the Unaudited Pro Forma Combined Financial Statements, an Exchange Ratio of one AT&T Common Share per share of McCaw Common Stock (as defined in the Merger Agreement) is assumed.

Note 3 - Other Pro Forma Adjustments

     (A) The McCaw Common Stock account has been adjusted to reflect the assumed exchange of one AT&T Common Share, par value $1.00 per share, for each of approximately 195.3 million shares of McCaw Common Stock, par value $.01 per share, outstanding at June 30, 1994 (excluding shares of McCaw Common Stock held by AT&T - see Note 3(B)). The difference between the par value of the AT&T Common Shares and the par value of the McCaw Common Stock, after giving effect to the assumed Exchange Ratio, is reflected as a reduction to additional paid-in capital of $193.

     (B) The $400 investment by AT&T in 14.5 million shares of Class A Common Stock purchased in February 1993 has been eliminated. The weighted average common shares outstanding for the six months ended June 30, 1993 and June 30, 1994 have been adjusted to give affect to the elimination of this investment.

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993


     (C) McCaw's historical financial statements reflect the adoption of SFAS No. 109, "Accounting for Income Taxes," retroactive to January 1, 1991. AT&T adopted SFAS No. 109 effective January 1, 1993. For conformity purposes, the pro forma combined financial statement information for AT&T and McCaw has been adjusted as if McCaw had adopted SFAS No. 109 on January 1, 1993. Such adoption would result in the use of different tax assumptions related to intangible assets McCaw acquired in purchase business combinations in 1991 and 1992 that would increase the cumulative effect of adopting SFAS No. 109 by $39. Accordingly, the pro forma combined net income and earnings per common share have been decreased by $1,840 and $1.20, respectively, for the period ended June 30, 1993. Pro forma combined total assets and shareowners' equity have been decreased $39 at June 30, 1994. Also, effective January 1, 1993, AT&T adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits." McCaw adopted SFAS No. 112 effective January 1, 1994. The impact of this standard on McCaw's financial statements is immaterial, therefore no adjustment has been made to the Unaudited Pro Forma Combined Financial Statements.

     (D) No adjustments have been reflected in the Unaudited Pro Forma Combined Financial Statements for direct expenses related to the Merger. Direct expenses included in the historical periods presented have not been adjusted for in the Unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (E) No adjustments to eliminate intercompany transactions and balances have been made in the Unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (F) The cash dividends per common share in the Unaudited Pro Forma Combined Financial Statements reflect AT&T's cash dividends declared in the periods presented. McCaw has never paid cash dividends on the McCaw Common Stock.

Note 4 - Federal Income Tax Consequences of the Merger

     The Unaudited Pro Forma Combined Financial Statements assume that the Merger qualifies as a "tax-free" reorganization for federal income tax purposes.

Form 8-K/A#5                                                     AT&T Corp.
August 16, 1993



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AT&T Corp.



                              By  S. L. Prendergast
                                  ----------------------------------
                                  S. L. Prendergast
                                  Vice President and Treasurer




August 22, 1994